UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2020

MACQUARIE INFRASTRUCTURE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32384 Commission File Number	43-2052503 (I.R.S. Employer Identification Number)

125 West 55th Street, New York, New York (Address of principal executive offices)	10019 (Zip code)

(212) 231-1000 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Macquarie Infrastructure Corporation (the “Company”) has announced that Nick O’Neil has been seconded by its manager, Macquarie Infrastructure Management (USA) Inc. (“MIMUSA”), to serve as chief financial officer of the Company. The board of directors of the Company has approved the secondment and elected Mr. O’Neil chief financial officer effective September 1, 2020. Mr. O’Neil will succeed Liam Stewart, who is resigning his position as chief financial officer of the Company effective as of the same date.

Mr. O’Neil, age 41, has been employed by Macquarie since 2007 and began working with the Company in April 2018 and has served as a member of the operating committees for the Company’s Atlantic Aviation, IMTT and MIC Global Services businesses during that time. In addition, he has worked closely with other members of MIC’s senior leadership team on various projects including development of the Company’s strategy for sales of MIC or its operating businesses. From 2016 through April 2018, Mr. O’Neil served as senior managing director for Macquarie and head of its real estate business in the Americas. In 2015 and 2016, Mr. O’Neil was head of Macquarie’s infrastructure and real assets operations in Brazil and in 2009 through 2014 he served in a similar role in Mexico.

Mr. O’Neil is being seconded to the Company by MIMUSA in accordance with the terms of the Company’s management services agreement with MIMUSA and is compensated by Macquarie in accordance with such agreement.

A copy of the press release issued by the Company on August 21, 2020 with respect to this appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release of Macquarie Infrastructure Corporation, dated August 21, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2020

MACQUARIE INFRASTRUCTURE
CORPORATION

By:	/s/ Christopher Frost
Name: Christopher Frost
Title: Chief Executive Officer